                                                                    EXHIBIT 10.5


                         OEM SOFTWARE LICENSE AGREEMENT


PREAMBLE: This Agreement ("Agreement") is effective as of the date shown on the signature page between Gupta Corporation ("GUPTA"), a California corporation, with offices at 1060 Marsh Road, Menlo Park, CA 94025 and the organization specified on the signature page ("OEM") hereby enter into this agreement whereby GUPTA is engaged in the business of designing and developing database management software and has developed proprietary software products collectively called "THE SQL SYSTEM" and OEM wishes to incorporate one or more of such software products into OEM Products as defined and specified herein, and OEM and GUPTA desire to enter into an agreement pursuant to which GUPTA will provide such products for integration into a OEM Product within the geographic territory specified on the signature page ("Territory") only who will then further such Programs to end users in the Territory for their own use, in accordance with the terms and conditions hereof.

--------------------------------------------------------------------------------

                            1.  CERTAIN DEFINITIONS

1.1  "Program"

Shall mean the proprietary software programs in object code form specified on the signature page to this Agreement.

1.2  "List Price" and "Territory List Price"

The term "List Price" shall mean the generally published single copy price for the Program for a particular country or territory as found in the then-current applicable Gupta OEM Price List for that specific geographic region if the reference price only refers to that geographic region.

If the reference price of a given Program applicable to OEM is to vary from geographic region to region then the term "Territory List Price" will be used. Then-current applicable, generally published OEM Price Lists for requested territories or countries will be supplied to OEM upon written request to GUPTA.

GUPTA reserves the right to modify or change the List Price or Territory List Price of any Program, or of any other produce or services, at its sole discretion, upon 30 days written notice to OEM.

1.3  "Distributor"

Shall mean any entity who is duly authorized by OEM to sublicense and/or manufacture the Programs.

1.4  "Sublicensee"

Shall mean any entity who has been sublicensed by OEM or by a Distributor to use the Programs.

1.5  "OEM Product"

Shall mean only the OEM programs or products specifically described or listed on the signature page, and shall also include any Derivative Works.

Any OEM Product:

(i) must not provide a general purpose programming interface to the Programs or links to one;

(ii) must not make the SQL/API or the SQL language directly accessible to users;

(iii) must not provide a general purpose capability to users to create or modify tables in the database. The application software may, however, create tables without knowledge of the user for the purpose of storing application specific data (e.g., parts table in an inventory control application) or for storing and manipulating temporary results from queries;

(iv) must not contain a general purpose forms definition, adhoc query, reporting or data analysis tool, except for the sole purpose of providing data entry and reporting facilities for application specific data;

(v)  must not function as a general purpose database management system.

1.6  "Derivative Works"

Shall mean a revision, modification, enhancement, abridgement, condensation or expansion of a OEM Product or any form in which such OEM Product may be recast, transformed, or adapted by OEM.

1.7  "License" or "Copy"

Shall mean a single copy of a Program or a OEM Product.


                              2.  GRANT OF RIGHTS

2.1  Manufacturing, Sublicensing, Distribution and Packaging Rights

GUPTA grants to OEM, during the term of this Agreement, a non-exclusive, right to manufacture, sublicense, distribute and package the Programs within the Territory for use in conjunction with and as an embedded component of a OEM Product only. OEM must specifically restrict its sublicensees from using a OEM Product or any components thereof for general purpose application development or for any other purpose that would violate the restrictions specified in this
Section 2.1 or Section 1.5 above.

2.2  Technical Restriction

GUPTA shall be permitted to make, or require OEM to make, reasonable technical modifications to the Programs to ensure that the provisions of Section 1.5 and
2.1 regarding the sublicensing and use of the Programs are complied with, provided, however, that the modifications do not unduly affect the legitimate use of the Programs under the terms of this Agreement.







LICENSEE___________                                               GUPTA ______

2.3  Sublicense Agreements

OEM agrees to sublicense the Programs only under an enforceable written agreement, which may be shrinkwrapped, between OEM and its Sublicensees, which
(i) protects GUPTA's (and/or GUPTA's Licensors) proprietary rights and title to the Programs, and (ii) which expressly prohibits the Sublicensee from using the Programs for any purpose other than that permitted by the OEM Product.

2.4  Distributor Agreements

If OEM appoints a Distributor to market or otherwise sublicense an OEM Product, then OEM will do so only under a written agreement between OEM and Distributor which requires the Distributor to agree to the terms of Section 2.3 above, and to further sublicense the Programs under the same terms. In addition, such agreement must require Distributor to comply with the terms of Section 11.2 below.

2.5  Rights and Title

GUPTA and/or GUPTA's Licensors shall retain all right, title and interest in and to the Programs (including without limitation all improvements, updates, enhancements and copies thereof made by or for GUPTA) subject to a license to OEM granted hereunder. Other than for exercising the rights granted in this Agreement, OEM shall not use, duplicate, transfer, or otherwise modify the Programs for any other purposes. OEM agrees not to, or cause a third party to, dissemble or reverse compile, the Programs.


                             3.  FEES AND PAYMENTS

3.1  Initial Payment and Commitment

In consideration for the rights granted in Section 2 above, upon the execution of this Agreement, OEM agrees to pay to GUPTA the payment as specified on the signature page. This initial payment shall serve as a noncontingent, nonrefundable advance against License Fees that may become due to GUPTA under
Section 3.2 below.

3.2  License Fees

For each Copy of a Program distributed, sublicensed and/or shipped to a customer by OEM under the terms of this Agreement, OEM agrees to pay a License Fee equal to the single-copy Territory List Price for such Program, less the applicable discount ("Discount") specified on the signature page.

3.3  Support Fee

In consideration for the support and maintenance services provided by GUPTA as specified in Section 4 below, for each calendar quarter that this Agreement is in effect, OEM agrees to pay GUPTA a quarterly Support Fee as specified on the signature page.

3.4  Product Upgrade Fees

For each Copy of a new Enhancement Release or Major Version of the Programs (as defined in GUPTA's generally published support policies, which may be changed from time-to-time by GUPTA) sublicensed, distributed and/or shipped by OEM to its existing customers for the OEM Products under the terms of this Agreement, OEM shall pay to GUPTA a fee ("Product Upgrade Fee") equal to GUPTA's generally published Territory List Price for such new Enhancement Release or Major Versions less the discount specified on the signature page.

3.5  Reports and Payments

(i)  All payments under this Agreement shall be made in U.S. dollars.

(ii)  Payments of OEM's initial commitment shall be made as specified in
Section 3.1 above.

(iii) During the term of this Agreement and within thirty (30) days of the end of each calendar quarter, OEM shall report ("Report") to GUPTA in writing all copies of OEM Products and the Programs sublicensed, distributed and/or shipped by OEM. Such Report shall also include a calculation of Licensee Fees and Product Upgrade Fees due to GUPTA for such Copies, based upon the fees specified in Sections 3.2 and 3.4, such fee to be based on the gross number of Copies of the Programs distributed, sublicensed and/or shipped by OEM less returned copies and a reasonable number of demonstration and evaluation copies.

OEM shall make payment of the fees specified in each Report, with an adjustment for advances if any are outstanding, along with its submission. Should the calculation of fees due to GUPTA be found to be in error, an adjustment shall be made within fifteen days of the discovery of such error.

(iv) Payment of the Support Fee for any given calendar quarter shall be made on or before the last day of the immediately previous calendar quarter.

3.6  Records and Review

OEM shall keep accurate records necessary to verify compliance with licensing and payment terms of this Agreement, along with reasonable detail. OEM shall, with reasonable advance notice, make such records available to GUPTA for inspection during normal business hours. OEM shall pay GUPTA's reasonable, documented, out-of-pocket expenses incurred in connection with such inspection if and only in the case that such inspection reveals that the payments made by to GUPTA during any applicable period aggregated less than ninety-five percent (95%) of the payments required to be made during such period.

3.7  Shipping Expenses

All prices are ex-works Menlo Park, and OEM shall reimburse GUPTA for any shipping expenses incurred by GUPTA.

3.8  Service Charge

A service charge of 1.5% per month will apply to all delinquent payments.


                          4.  SUPPORT AND MAINTENANCE

4.1  Technical Support

GUPTA shall provide OEM with the applicable technical support services specified on the signature page. GUPTA's support services and maintenance of the Programs shall be consistent with GUPTA's generally published support programs and policies, which may be changed from time-to-time by GUPTA.

4.2  Support of OEM's Sublicensees and/or Distributors

OEM shall be responsible for supporting OEM's Sublicensees and/or Distributors for the Programs.

4.3  Product Updates

Provided that OEM has paid the Support Fee as provided in Section 3.3 above, during the term of this Agreement periodic updates ("Product Updates") to the Programs will be provided to OEM, such Product Updates to include Maintenance Releases. Such Product Updates will be provided to OEM contemporaneously with when GUPTA first makes such Product Updates commercially available to its other OEM customers for the Programs. OEM shall have the right to sublicense and distribute (as provided in Section 2.3 above) such Product Updates to its existing customers for the OEM Products without payment of additional fees to GUPTA.

4.4  Product Upgrades

Provided that has paid the Support Fee as provided as provided in Section 3.3 above, during the term of this Agreement periodic upgrades ("Product Upgrades") to the Programs will be provided to OEM, such Product Upgrades to include Enhancement Releases and Major Versions to the Programs. GUPTA shall use reasonable efforts to provide information to

OEM for such Product Upgrades (4) to (6) months in advance of when such Product Upgrades are commercially available. Furthermore, such Product Upgrades will be provided to OEM contemporaneously with when GUPTA first makes such Product Upgrades commercially available to its other OEM customers for the Programs. OEM shall have the right to sublicense and distribute (as provided in Section
2.1 above) such new Major Versions of the Programs to its existing customers for the OEM Products, subject to the payment of Product Upgrade Fees as provided in Section 3.4 above.

4.5  Training and Consulting

OEM may avail of GUPTA's services for product training and custom development at the then current Territory List Prices for such services, or as contained in the then current GUPTA U.S. and Canada Price List.


                                5.  CONFIDENTIAL

GUPTA AND OEM agree that each of them shall, during the term of this Agreement and for five (5) years thereafter, take all steps which are necessary or reasonable to safeguard the secrecy and confidentiality of, and proprietary rights to, the confidential information of the other party disclosed hereunder (including, but not limited to, product plans, marketing and/or other business plans, technical specifications, the terms and conditions of this Agreement, and, if disclosed, portions of the Programs source code) and shall not, without the prior written consent of the other party, disclose the foregoing to any third party; provided, however, that this provision shall not be construed to restrict the disclosure of information which (a) is publicly known at the time of its disclosure to a party, (b) is lawfully received by a party from a third party not bound in a confidential relationship to GUPTA or OEM, (c) was already known by GUPTA or OEM at the time of disclosure by the other party, or (d) is required by law to be disclosed by such party.


                                 6. WARRANTIES

6.1  Representation and Warranties of GUPTA

GUPTA hereby represents and warrants to OEM that (i) to the best of GUPTA's knowledge, the Program does not infringe any patent, copyright, trade secret or any other proprietary right of any third party, (ii) GUPTA and/or to the best of GUPTA's knowledge GUPTA's Licensors owns all right, title and interest in and to the Program, free and clear of all liens, security interests, charges or encumbrances by third parties; and (iii) GUPTA has full right, power and authority to enter into this Agreement and to carry out its obligations hereunder.

6.2  Limitation of Warranties

OTHER THAN THE REPRESENTATIONS SET FORTH IN THIS AGREEMENT, GUPTA MAKES NO WARRANTIES EXPRESS OR IMPLIED, CONCERNING THE PROGRAMS, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IT IS EXPRESSLY AGREED THAT GUPTA SHALL NOT BE LIABLE, OR IN ANY WAY RESPONSIBLE FOR THE COMMERCIAL SUCCESS OF THE PROGRAM OR ANY ENHANCEMENT THEREOF.


7.  INDEMNIFICATIONS AND LIMITATION OF LIABILITY

7.1  Indemnification by GUPTA

GUPTA agrees to hold OEM harmless from and against any liability whatsoever associated with any claim or suit for infringement of any United States copyright, patent, trade secret or other proprietary right of another as a result of its use or of any version of the Programs. To qualify for indemnity under this Section 7.1 OEM must (i) give GUPTA prompt written notice of any such claim or liability, and (ii) allow GUPTA to control and cooperate with GUPTA (at GUPTA's expense, excluding the time spent by employees or consultants of OEM) in the defense of any such claim and in all related settlement negotiations. In the event that OEM wishes to participate in the defense of any such claim, GUPTA shall allow OEM to participate at its own expense.

GUPTA has no obligations or liability under this Section for any claim based on the use of the Programs or parts thereof with software not delivered by GUPTA or when used in a manner for which it was notdesigned or where modified by or for OEM in a manner to become infringing.

THIS SECTION STATES GUPTA'S ENTIRE LIABILITY WITH RESPECT TO INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF ANY KIND.

7.2  Indemnification by OEM

OEM agrees to hold GUPTA harmless from and against any liability whatsoever associated with the use of the Programs by OEM or its Sublicensees and/or Distributors except as provided in Section 7.1 and to the extent that such liability does not result from a breach of Section 6.1. To qualify for indemnity under this Section 7.2, GUPTA must (i) give OEM prompt written notice of any such claim or liability, and (ii) allow OEM to control and cooperate with OEM at OEM's expense in the defense of any such claim and in all related settlement negotiations. In the event that GUPTA wishes to participate in the defense of any such claim, OEM shall allow GUPTA to participate at its own expense.

7.3  Limitation of Liability

EXCEPT AS SET FORTH IN SECTION 7.1 ABOVE, GUPTA'S LIABILITY ARISING OUT OF THIS AGREEMENT OR THE USE OR DISTRIBUTION OF ANY LICENSE SHALL BE LIMITED TO THE AMOUNT PAID BY OEM TO GUPTA FOR THAT LICENSE UNDER THE TERMS OF THIS AGREEMENT. IN NO EVENT SHALL GUPTA BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS BY ANYONE, NOR WILL GUPTA BE LIABLE FOR SPECIAL, CONSEQUENTIAL, OR OTHER DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF CONTRACT, NEGLIGENCE OR OTHERWISE, AND WHETHER OR NOT GUPTA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE ESSENTIAL PURPOSE OF THIS SECTION IS TO LIMIT THE POTENTIAL LIABILITY OF GUPTA ARISING OUT OF THIS AGREEMENT.


                             8.  PROPRIETARY RIGHTS

8.1  Trademarks

GUPTA hereby warrants that SQLBase, SQLGateway, SQLHost, Quest, SQLTalk, SQLRouter and SQLWindows are registered trademarks of GUPTA in the U.S.A.
GUPTA represents that it is applying for numerous other trademarks in the U.S.A. and other jurisdictions. GUPTA hereby authorizes OEM to use GUPTA's trademarks in its product and marketing literature, provided OEM shall adequately acknowledge and publish GUPTA's ownership of such trademarks. GUPTA reserves the right to revoke such authorization, at GUPTA's sole discretion.

8.2  Copyrights

Subject to the rights and licenses granted to OEM by this Agreement, GUPTA shall have sole and exclusive right, title, and interest in and to its copyright in the Programs (including without limitation all improvements, updates, enhancements and copies thereof made by or for GUPTA or OEM). OEM shall reproduce GUPTA's copyright on the title screen or "About Box" of the Programs and on the package and/or media containing the relevant Program.





                             9.  SALE OR ASSIGNMENT

OEM may not assign this Agreement without the prior written consent of GUPTA.

                           10.  TERM AND TERMINATION

10.1  Term of Agreement

The initial term of this Agreement shall expire on the date specified on the signature page. Thereafter, it may be renewed, on an annual basis, only upon mutual written agreement.

10.2  Termination for Breach

Either party may terminate this Agreement for material breach of this Agreement upon thirty (30) days prior written notice, if said breach is not cured by the other party within such period (or longer period if the parties agree in writing).

10.3  Continuing Obligations

The termination of this Agreement for any reason shall not relieve any party of
(i) its obligations to make payments which may have accrued hereunder, but which remained unpaid as of the date of termination; (ii) to maintain confidentiality; and (iii) to indemnify against certain actions. The termination of this Agreement shall not in any manner terminate, abrogate, or otherwise limit or curtail the rights and licenses previously granted to Sublicensees pursuant to this Agreement, including OEM's right to continue to support its customers for the applications that include or access the Programs.

10.4  Force Majeure

Neither party shall be liable for any delays in the performance of any of its obligations hereunder due to causes beyond its control, including but not limited to, fire, strike, war, riots, acts of any civil or military authority, judicial action, acts of God, or other casualty or natural calamity.


                         11.  MISCELLANEOUS PROVISIONS

11.1  Entire Agreement

This Agreement, together with the Exhibits attached hereto, sets forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, understandings, promises and representations made by either party to the other concerning the subject matter hereof and the terms applicable hereto. This Agreement may not be released, discharged, amended or modified in any manner except by an instrument in writing signed by both parties hereto.

11.2  Import and Export Provisions

OEM shall, at its own expense, pay all import and export licenses and permits, pay customs charges and duty fees, and take all other actions required to accomplish the export and import of the Programs acquired by OEM. In the performance of their respective obligations under this Agreement, Gupta and OEM shall, at all times, strictly comply with all laws, regulations and orders of the United States of America and other applicable jurisdictions. Without limiting the generality of this Section 11.2, the parties specifically acknowledge that the Programs and Confidential Information are subject to United States export controls, including, without limitation, the Export Administration Regulations, 15 C.F.R. Parts 768-799. OEM agrees, and shall cause each end-user and/or reseller to agree, that it will not export or reexport the Programs, the Confidential Information or any direct product thereof, directly or indirectly to, or for use in, any country for which such export is forbidden and/or controlled by the laws of the United States of America or other applicable jurisdictions.

11.3  Parties Independent

In making and performing this Agreement, the parties act and shall act at all times as independent contractors and nothing contained in thisAgreement shall be construed or implied to create an agency, partnership or employer and employee relationship between OEM and GUPTA or between any party hereto and any officer or employee of the other party. At no time shall either party make commitments or incur any charges or expenses for or in the name of the other party.

11.4  Severability

The invalidity or unenforceability of one or more provisions of this Agreement shall not affect the validity or enforceability of any of the other portions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

11.5  Governing Law

This Agreement shall be construed and enforced in accordance with the laws of the U.S.A. and the state of California. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction of the California State courts, San Mateo County, California (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of California), and the parties agree and submit to the personal and exclusive jurisdiction and venue of these courts.

11.6  Injunctive Relief

Each party acknowledges that the other believes that its confidential information is unique property of extreme value to the other party, and the unauthorized use or disclosure thereof would cause the other party irreparable harm that could not be compensated by monetary damages. Accordingly, each party agrees that the other may seek injunctive and preliminary relief to remedy any actual or threatened unauthorized use or disclosure of the other party's confidential information.

11.7  Waivers

The failure of either party to insist, in any one or more instances, upon the performance of any of the terms, covenants or conditions of this Agreement, shall not be constructed as a waiver or relinquishment of the future performance of any such term, covenant or condition, but the obligations of the other party with respect to such future performance shall continue in full force and effect.

11.8  Headings

The headings of the articles and sections used in this Agreement are included for convenience only and are not to be used in construing or interpreting this Agreement.

11.9  Notices

Any notice required to be made or given to either party hereto shall be made by personal delivery, to a designated FAX number, telegram, telex, mailgram, certified or registered mail return receipt requested, postage prepaid, and addressed to such party at its address set forth on the first page of this Agreement or to such other address of such party shall designate by written notice. Written notice shall be deemed to have been given (48) hours after posting when sent by first class mail, on delivery when sent by hand, and when to a designated FAX number.

11.10  Counterparts

This Agreement may be executed in two counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

11.11  Taxes

OEM shall pay or reimburse GUPTA for all national, federal, state, local or other taxes and assessments of any jurisdiction, including sales or use taxes, property taxes, withholding taxes as required by international tax treaties, customs or other import or export taxes,value added taxes, and amounts levied in lieu thereof based on charges set, services performed or to be performed or payments made or to be made under this Agreement. In no case shall OEM be liable for taxes based on GUPTA's net income.

11.12  Marketing and Promotional Activities

As soon as practicable after the effective date of this Agreement, both parties will issue a joint press release announcing OEM's rights to distribute and market the Programs, but in no case shall such press release be issued without the consent of both parties. GUPTA shall have the right to use the OEM name in customer lists or promotional documents that incorporate such lists. During the term of this Agreement, both parties agree to cooperate in ongoing joint promotional and marketing activity with respect to the Programs and to respect the other party's reasonable policies with respect to use of its corporate or product names.

                         OEM SOFTWARE LICENSE AGREEMENT
                               (Signature Pages)


IN CASE OF CONFLICT BETWEEN THE TERMS AND CONDITIONS SPECIFIED ON THE SIGNATURE PAGES BELOW AND THE TERMS AND CONDITIONS CONTAINED IN THE BODY OF THE AGREEMENT, THE TERMS AND CONDITIONS OF THESE SIGNATURE PAGES SHALL CONTROL.

1.       OEM:   For purposes of this Agreement, OEM shall be the following organization at the designated address:

Organization Name: Deltek

Organized Under the laws of: Virginia

Headquarters Address:             8280 Greensboro Drive
                                  Suite 300
                                  McLean, VA 22102

         Phone: (703) 734-8606    FAX: (703) 734-0346
                --------------         --------------

2.       TERRITORY:   Worldwide

3.       EFFECTIVE DATE OF AGREEMENT:   March 1, 1993

4.       TERMINATION DATE:   March 31, 1996

5.       PROGRAMS (PLEASE LIST):  SQLBASE FOR SUN UNIX (UNLIMITED USERS)
                                  SQLBASE FOR SUN UNIX (5 USERS)
                                  SQLBASE NLM (UNLIMITED USERS)
                                  SQLBASE NLM (20 USERS)
                                  SQLBASE NLM (5 USERS)
                                  SQLBASE FOR OS/2 (UNLIMITED USERS)
                                  SQLBASE FOR OS/2 (5 USERS)
                                  SQLBASE FOR OS/2 (SINGLE USER)
                                  SQLBASE FOR DOS (UNLIMITED USERS)
                                  SQLBASE FOR DOS (5 USERS)
                                  SQLBASE FOR DOS (SINGLE USER)
                                  SQLBASE SERVER FOR WINDOWS
                                  SQLBASE ENGINE FOR WINDOWS
                                  SQLWINDOWS RUNTIME FOR DOS*





                                     Sig 1

FOR PURPOSES OF THIS AGREEMENT ONLY, THE LIST PRICE FOR THE SQLWINDOWS RUNTIME FOR DOS AS IT AFFECTS OEM SHALL BE $0 (ZERO U.S. DOLLARS).

6.       INITIAL PAYMENT AND COMMITMENT:

(a) In consideration for the rights granted in Section 2 of this Agreement, OEM agrees that the sum of [*] is immediately due and payable to GUPTA and shall be paid by OEM to GUPTA net thirty (30) days from receipt of GUPTA's invoice. This sum shall serve as a noncontingent, nonrefundable advance against License Fees that may become due to GUPTA under Section 3.2 of the Agreement.

(b) Provided that OEM has not exercised its option to terminate the agreement or increase its discount as provided in Item 7(b) below, OEM further agrees that its minimum nonrefundable payments of License Fees (over and above the initial payment specified in Item 6(a) above) during each twelve month period that this Agreement is in effect shall be [*]. If, during the annual period ending March 31 of each calendar year that this Agreement is in effect, such nonrefundable payments of License Fees to GUPTA do not equal or exceed [*], then OEM agrees to pay the difference between such payments actually made to GUPTA and [*] on or before March 31 of such calendar year, such payment to serve as an additional noncontingent, nonrefundable advance against License Fees that may become due to GUPTA during the remaining term of the Agreement.

         Example: Assume that OEM makes payment to GUPTA of License Fees (over and above the initial prepayment) of [*] each along with the quarterly reports for the quarters ending June 30, 1993, September 30, 1993 and December 31, 1993. Therefore, in order to meet the requirement of the above paragraph, OEM will make a nonrefundable payment of License Fees to GUPTA in the amount of [*] on or before March 31, 1994.

7.       LICENSE FEES/DISCOUNTS:

(a) For each Copy of a Program distributed, sublicensed and/or shipped to a customer by OEM under the terms of this Agreement, OEM agrees to pay GUPTA the following License Fees:

         (i) For Copies of the Programs, the U.S. and Canada List Price for such Program [*];



               [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSSION]

                                     Sig 2

         (ii) For Copies of the Standard Products (as provided in Section 2.l(ii) of this Agreement), the Territory List Price [*].

         (iii) In the event that GUPTA is in default of its shipment obligations for OEM's orders for such Standard Products as provided in this item 7 under the rights granted to OEM under Section 2.1 (ii) of this Agreement, for a period in excess of thirty (30) days, then OEM shall have a limited right to manufacture the Standard Products for the sole purpose of distribution as provided under Section 2.1(ii) of this Agreement. OEM shall report to GUPTA within ten (10) days of manufacture any copies it makes of the Standard Products under this provision and the applicable License Fees for such Standard Products shall be credited against OEM's outstanding prepayment balance with GUPTA.

         OEM's right to manufacture copies of such Standard Products hereunder shall terminate at the earlier of: (i) the termination or expiration of this Agreement; (ii) when GUPTA has demonstrated that it is able to meet its shipment obligations hereunder at which time OEM shall notify GUPTA in writing that such has occurred, or (iii) when the applicable prepayments are exhausted.

         (iv) OEM shall acquire support services for the Standard Products under GUPTA's then current prices, terms and according to GUPTA's support policy in effect at the time.

(b) On or before December 15, 1993, OEM agrees to notify GUPTA in writing whether (i) it elects to terminate this Agreement effective December 31, 1993 at which point OEM shall have no financial obligation to Gupta other than that which would be due to Gupta for licensing and support through December 31, 1993 or (ii) it will elect to increase the above discount [*]. If OEM so elects, then the provisions of 6(b) above are waived and OEM agrees to make minimum nonrefundable, noncontingent advance payments of License Fees in the following amounts on or before the specified dates:

         Amount    Date
         ------    ----

         [*]       [*]
         [*]       [*]
         [*]       [*]
         [*]       [*]
         [*]       [*]


               [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION]





                                     Sig 3

8.       OEM SUPPORT FEE:

(a) During the initial four calendar quarters following execution of this Agreement and in consideration for the support and maintenance services provided by GUPTA as specified in Section 4 of this Agreement, OEM agrees to pay GUPTA a quarterly fee equal to the sum of (i) [*] of GUPTA's then current fee for STAR Support Service (as of the date of execution of this Agreement such fee is [*]), plus (ii) a Support Fee of [*] of the cumulative License Fees for Standard Product shipped by Gupta to OEM and for License Fees earned by Gupta for Programs sublicensed by OEM (or distributed by OEM under Section 2.1 of this Agreement) as of the end of the previous calendar quarter, reduced by those License Fees paid by OEM for customers of the OEM Product who are not receiving maintenance support for the OEM Product from OEM.

         Example: Assume that at the time a quarterly support fee is due, Gupta has shipped to OEM [*] worth of Standard Products and OEM has sublicensed [*] worth of Programs. The fee due to Gupta at that time would be [*] calculated as [*] for STAR Support (assuming the current charge of [*] annually has not changed) plus [*] of [*].

The current STAR Support Agreement is attached to these Signature Pages as
Exhibit I.

(b) Subsequent to the initial four calendar quarters following execution of this Agreement and in consideration for the support and maintenance services provided by GUPTA as specified in Section 4 of this Agreement, OEM agrees to pay GUPTA a quarterly fee equal to [*] of the cumulative License Fees for Standard Product shipped by Gupta to OEM and for License Fees earned by Gupta for Programs sublicensed by OEM (or distributed by OEM under Section 2.1 of this Agreement) as of the end of the previous calendar quarter, reduced by those License Fees paid by OEM for customers of the OEM Product who are not receiving
maintenance support for the OEM Product from OEM.   OEM may, at its option,
acquire STAR Support Services for such subsequent period(s) from GUPTA, under GUPTA's then current STAR Support Services terms and conditions, and unless OEM so elects, GUPTA shall have no obligation to provide such STAR Support Services during such subsequent period(s).

(b) For purposes of this Agreement only, GUPTA agrees to support prior versions of the Programs up to a maximum of one (1) calendar year after release of a successor version of such Program. Such support services shall be charged to OEM at GUPTA's then current time and materials rate in effect. Terms of payment shall be net thirty (30) days from receipt of GUPTA's invoice.



               [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                     Sig 4

9.       PRODUCT UPGRADE FEE:

(a) For each Copy of a new Enhancement Release or Major Version of the Programs (as specified in Section 3.4 of this Agreement) sublicensed, distributed and/or shipped by OEM to its existing customers for the OEM Product under the terms of this Agreement, OEM shall pay to GUPTA a Product Upgrade Fee equal to the [*] (i) GUPTA's generally published U.S. and Canada List Price for such new Enhancement Release or Major Versions of such Program less
OEM's then-current Discount for the Programs as provided under item 7 above or
(ii) [*] of (a) GUPTA's generally published List Price for the underlying Program less (b) OEM's then current Discount for the Programs as provided under item 7 above.

(b) For each Copy of a new Enhancement Release or Major Version of the Standard Products distributed by OEM to its existing customers for the OEM Product under the terms of this Agreement OEM shall pay to GUPTA a Product Upgrade Fee equal to GUPTA's generally published U.S. and Canada List Price for such new Enhancement Release or Major Versions for such Standard Product less OEM's then-current Discount.

10. OEM PRODUCT:

For purposes of this Agreement the OEM Product shall mean any accounting, job cost, or material management software application product which OEM sells.

               [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION]


                                     Sig 5

11.      OTHER TERMS:

A. SECTION 1 ("CERTAIN DEFINITIONS") OF THE AGREEMENT IS AMENDED TO ADD THE FOLLOWING ADDITIONAL DEFINITION AS SECTION 1.8.

         1.8       "Standard Products"

         Shall mean GUPTA's commercially available Quest for Windows, and SQLWindows Standard Edition and SQLWindows Corporate Edition software products only, as found in the then current applicable (commercial) GUPTA Territory Price List. Copies of these price lists shall be provided to OEM at OEM's written request to Gupta.

B. SECTION 2.1 ("MANUFACTURING, SUBLICENSING, DISTRIBUTION AND PACKAGING RIGHTS") OF THIS AGREEMENT IS DELETED AND REPLACED AS FOLLOWS:

2.1      Manufacturing. Sublicensing, Distribution and Packaging Rights

         (i) GUPTA grants to OEM, during the term of this Agreement, a non-exclusive, right to manufacture, sublicense, distribute and package the Programs within the Territory for use in conjunction with and as an embedded component of a OEM. OEM must specifically restrict its sublicensees from using a OEM Product or any components thereof for general purpose application development or for any other purpose that would violate the restrictions specified in this Section 2.1 or
         Section 1.5 above.

         (ii) GUPTA further grants to OEM a non-exclusive right to distribute the Standard Products as manufactured and packaged by GUPTA within the Territory for use in conjunction with the OEM Product only.

IN WITNESS WHEREOF, the parties hereby confirm that this Agreement is effective at the date set forth above and that all terms and conditions have been agreed to:

By:     /s/  Kenneth E. deLaski            By:     /s/  Richard J. Heaps

Name:   Kenneth E. deLaski                 Name:   Richard J. Heaps

Title:  President                          Title:  President

Date:   March 29, 1993                     Date:   March 29, 1993





                                     Sig 6

                                   EXHIBIT I

                        STAR SUPPORT SERVICES AGREEMENT
                               (ATTACHED HERETO)





                                     Sig 7

             STRATEGIC TECHNICAL ACCOUNT REPRESENTATION ("STAR")
                              SUPPORT AGREEMENT


PREAMBLE:          Gupta Corporation, ("Gupta") is engaged in the business of designing, developing, marketing, licensing, and supporting computer software programs and related user manuals, and ("Licensee") desires to subscribe to the STAR Support program in accordance with the terms of this Agreement. Gupta provides STAR Support, a special support applicable to Gupta's proprietary software products, ("Programs") for which Licensee is licensed, and Licensee desires to receive STAR Support Services in conjunction with previously acquired Programs by Licensee and licensed for Licensee's use by Gupta.


1.       STAR SUPPORT:

During the initial term of this Agreement, Licensee shall be eligible to receive Gupta STAR Support Services as described in the STAR Support program description current as of the date of execution of this Agreement, attached hereto as Exhibit 1. During such initial term, Gupta may add additional services to those listed in Exhibit I but may not delete any services or add additional fees without the written consent of Licensee unless Licensee is in default of its payment or other obligations to Gupta under this Agreement.

It is expressly understood that STAR Support Services are in addition to any other support services which may be due Licensee from Gupta including, without limitation, License Subscription Service ('LSS") as are commercially defined and provided by Gupta to its other customers for the Programs. To the extent that Licensee's eligibility to receive STAR Support Services is dependent on Licensee maintaining such additional support services on the covered Programs, Licensee expressly agrees to do so.

STAR Support Services as provided by Gupta hereunder shall only apply to those Product license numbers previously and/or contemporaneously acquired by Licensee from Gupta and/or Gupta's authorized resellers andlisted on the signature page, ("STAR Supported Software").

2.       RESPONSIBILITIES OF GUPTA:

Gupta agrees, during the initial term of this Agreement, to provide to Licensee STAR Support Services as specified in Exhibit 1, subject to the following understandings:

(i) All response times are targets. Gupta shall use its reasonable efforts to adhere to these targets.

(ii) Gupta's obligations with respect to shipping Maintenance Releases to the Programs shall be to provide such Maintenance Releases only for the STAR Support Software listed on the signature page, as soon as reasonably possible after such Maintenance Releases become available. This Agreement shall not be construed to obligate Gupta to provide Maintenance Releases to Licensee on any specific timetable.

(iii) Upon execution of this Agreement, Gupta shall designate on the signature page the named representatives that may be required as part of providing STAR Support Services to Licensee. Gupta may change the designated technical representatives assigned to work with Licensee upon written notice to Licensee.

(iv) Nothing in this Agreement shall be construed to obligate Gupta to do any specific development work on the Programs nor to change Gupta's general maintenance and support policies with respect to the Programs.

3.       SOFTWARE SUPPORT NOT COVERED BY THIS AGREEMENT:

Gupta has no obligation under this Agreement to support the following:

(i)      Altered or modified STAR Supported Software;

(ii)     Derivative works;

(iii) A combination of the STAR Supported Software and software not covered by this Agreement;

(iv) Gupta will provide support services only for the most recent version of the Programs, and will support the preceding version for no more than six
(6) months after a new Enhancement Release or Major Version of the Programs becomes generally commercially available to Licensee. If Licensee does not update Licensee's STAR Supported Software within that time, Gupta will have no further obligation to provide STAR Support Services or other support services for the Product(s).

(v)      Errors or Program problems created by Licensee's negligence or fault;

(vi) Errors or Program problems resulting from hardware malfunction or by malfunction in other software not provided by Gupta


4.  LICENSEE'S RESPONSIBILITIES:

Questions concerning the adaptation or modification of the STAR Supported Software are not covered by this Agreement. Licensee agrees to furnish descriptions of malfunctions inthe form requested by the STAR Support Engineer. Licensee also agrees to assist Gupta's efforts to duplicate any errors or problems in the STAR Supported Software.

5.  LICENSE AGREEMENT:

The Programs are licensed to Licensee under the terms and conditions of the applicable Gupta Software License Agreement that accompanies the given Program or has been separately executed by Gupta and Licensee. Nothing in this Agreement shall affect Licensee's rights to use the given Program as defined in such applicable Gupta Software License Agreement.

6.  FORCE MAJEURE:

Neither party shall be liable for any delays in the performance of any of its obligations hereunder due to causes beyond its reasonable control, including but not limited to, fire, strike, war, riots, acts of any civil or military authority, judicial action, acts of God, or other casualty or natural calamity.

7.  LIMITATION OF LIABILITY:

GUPTA'S LIABILITY ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT PAID BY LICENSEE TO GUPTA UNDER THE TERMS OF TIES AGREEMENT. IN NO EVENT
SHALL GUPTA BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS BY ANYONE, NOR WILL GUPTA BE LIABLE FOR SPECIAL, CONSEQUENTIAL, OR OTHER DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF CONTRACT, NEGLIGENCE OR OTHERWISE, AND WHETHER OR NOT GUPTA HAS BEEN ADVISED OF THE POSSIBILITIES OF SUCH DAMAGES. THE ESSENTIAL PURPOSE OF THIS SECTION IS TO LIMIT THE POTENTIAL LIABILITY OF GUPTA ARISING OUT OF THIS AGREEMENT.

8.  PAYMENT:

Upon execution of this Agreement, Licensee will pay to Gupta a nonrefundable payment for STAR Support Services as specified on the signature page. This sum shall be paid to Gupta by Licensee upon receipt of Gupta's invoice. This payment will be confirmed by Licensee with a purchase order (or equivalent document) submitted by Licensee to Gupta, the terms and conditions of which will not supercede this Agreement.

9. EXTRAORDINARY EXPENSES:

Gupta reserves the right to charge for unusual or excessive telephone, shipping, handling, media or user manual expenses in connection with the STAR Support to be provided hereunder. In all cases, Gupta shall notify Licensee of these costs in advance.

10.  TERM AND TERMINATION:

The initial term of this Agreement shall expire on the date specified on the signature page, unless terminated earlier under the provisions of Section 11. At the expiration of the initial term, this Agreement may be renewed for additional one (1) year terms upon Licensee's agreement to the terms, conditions, prices and scope of services applicable to STAR Support Services as may be generally available from Gupta at that time.

Nothing in this Agreement shall obligate Gupta to (i) offer STAR Support Services to Licensee beyond the initial term of this Agreement or, if offered to Licensee for a renewal term, offer STAR Support Services at any set rate, price or fee or (ii) include within the STAR Support Services any specific set of services during such renewal term.

11.      TERMINATION FOR BREACH:

This Agreement may be terminated at any timeon thirty (30) days written notice by either party specifying a breach of the terms and conditions of this Agreement, provided the other party does not cure the breach within that period.

12.      MISCELLANEOUS:

(i) Licensee may not assign this Agreement to a third party without the prior written consent of Gupta.

(ii) This Agreement cannot be modified or amended unless a written amendment or modification is executed by authorized representative of Gupta and Licensee.

(iii) This Agreement supersedes all prior agreements, written or oral, relating to the Gupta support of the Supported Software.

(iv) This Agreement shall be construed and enforced in accordance with the laws of the State of California, U.S.A. and shall be subject to the exclusive jurisdiction of the courts of the State of California.

                                   EXHIBIT 1
                             STAR SUPPORT SERVICES
                               (EFFECTIVE 6/1/92)

The following features are associated with Gupta's STAR Support Service:

         -  Two designated support contacts.

         - Named Strategic Technical Account Representative ("STAR Consultant") with designated backup.

         -  Target response time to telephone calls of 2 working hours maximum.

         - 6:00 a.m. to 6:00 p.m. PST service on Monday - Friday (except holidays)

         -  Access to Senior Technical Support through STAR Consultant.

         -  Defined escalation procedure.

         - Monthly call tracking reports itemizing correspondence and bug status ("STAR Reports")

         - Monthly conference call review of customer activity and product alerts ("STAR Review")

         -  Automatic shipment of product updates ("Maintenance Releases").

         - Support license reconciliation to Licensee's fiscal year end date or other calendar date.

         -  Advance product information.

         -  First right of refusal for participation in Gupta's beta program.

              STRATEGIC TECHNICAL ACCOUNT REPRESENTATION ("STAR")
                               SUPPORT AGREEMENT
                                (SIGNATURE PAGE)

1.       LICENSEE:   For purposes of this Agreement, Licensee shall be the
following organization at the designated address:

Organization Name:   Deltek

Organized Under the laws of:   Virginia

Headquarters Address:             8280 Greensboro Drive
                                  Suite 300
                                  McLean, VA 22102

         Phone: (703) 734-8606         FAX: (703) 734-0346
                --------------              --------------

2.       EFFECTIVE DATE OF AGREEMENT: MARCH 31, 1993

3.       TERMINATION DATE: MARCH 31, 1994

4.       STAR SUPPORT SERVICES Fee: $ $12,500 (U.S. DOLLARS)

5.       LICENSEE'S DESIGNATED STAR SUPPORT CONTACTS:



Name:   Richard Darr                     Name:             Dien Do
        -------------------                       ----------------------------

Phone: 703/734-8606 ext 501                Phone: 703/734-8606 ext 420
       --------------------                       --------------------

FAX:   703/ 734-0346                       FAX:      703/ 734-0346
       -------------                                 -----------------

6.       STAR SUPPORTED SOFTWARE

         (PLEASE LIST ):

         GUPTA PROGRAM(S):                 GUPTA PROGRAM LICENSE NUMBERS:

         -------------------               ------------------------------

         -------------------               ------------------------------

         -------------------               ------------------------------

         -------------------               ------------------------------

         -------------------               ------------------------------

         -------------------               ------------------------------

         -------------------               ------------------------------

         -------------------               ------------------------------

         -------------------               ------------------------------

         Note:     All STAR Supported Software must be covered under LSS.

7.       OTHER TERMS:

(a) SECTION 3.(iv) OF THE STAR SUPPORT AGREEMENT IS DELETED AND REPLACED AS FOLLOWS:

(iv) For purposes of this Agreement only, GUPTA agrees to support prior versions of the Programs up to a maximum of one (1) calendar year after release of a successor version of such Program. Such support services shall be charged to Licensee at GUPTA's then current time and materials rate in effect. Terms of payment shall be net thirty (30) days from receipt of GUPTA's invoice. If Licensee does not update Licensee's STAR Supported Software within that time, GUPTA will have no further obligation to provide STAR Support Services or other support services for the Program(s).

IN WITNESS WHEREOF, the parties hereby confirm that this Agreement is effective at the date set forth above and that all terms and conditions have been agreed to:

LICENSEE:                                  GUPTA:


By:      /s/  Kenneth E. deLaski           By:     /s/  Richard J. Heaps

Name:    Kenneth E. deLaski                Name:   Richard J. Heaps

Title:   President                         Title:  Vice President

Date:    March 29, 1993                    Date:   March 29, 1993

                              AMENDMENT NUMBER ONE
                                     TO THE
                         OEM SOFTWARE LICENSE AGREEMENT
                                    BETWEEN
                          GUPTA CORPORATION ("GUPTA")
                                      AND
                                 DELTEK ("OEM")

         This Amendment Number One to the OEM Software License Agreement effective March 29, 1993 ("Agreement"), is between Gupta Corporation ("GUPTA"), a California Corporation with offices at 1060 Marsh Road, Menlo Park, California and Deltek ("OEM"), a Virginia corporation with principal offices at 8280 Greensboro Drive, Suite 300, McLean, VA 22102.

         WHEREAS GUPTA and OEM desire to add additional Programs via this Amendment One ("Amendment").

         NOW, THEREFORE, GUPTA and OEM agree, as follows:

1. CONFLICTS, USE OF TERMS: In the event of conflict between the terms and conditions of the Agreement and the terms and conditions of this Amendment the terms and conditions of this Amendment will hold. The headings used in this Amendment are included for convenience only and are not to be used in construing or interpreting the Amendment or the Agreement.

2. MODIFICATION OF ITEM 5 OF THE SIGNATURE PAGES ("PROGRAMS") OF THE AGREEMENT. Upon execution of this Amendment, Item 5 of the Signature Pages of the Agreement is modified by adding the following Programs:

                   SQLRouter/Oracle
                   SQLRouter/Sybase
                   SQLRouter/AS/400
                   SQLRouter/Informix
                   SQLRouter/Ingres
                   SQLBase Server for NetWare (50 Users)

3. REPLACEMENT OF SECTION 4.4 OF THE AGREEMENT. Upon the execution of this Amendment, Section 4.4 of the Agreement is deleted and replaced with the following:

         4.4   Product Upgrades

         Provided that OEM has paid the Support Fee as provided in Section 3.3 above, during the term of this Agreement periodic upgrades ("Product Upgrades") to the Programs will be provided to OEM, such Product Upgrades to include (i) Enhancement Releases and Major

         Versions of the Programs and (ii) versions of the Programs adapted to run on additional operating system platforms if and when made commercially available by GUPTA. Such Product Upgrades will be provided to OEM contemporaneously with when GUPTA first makes such Product Upgrades commercially available to its other customers for the Programs. OEM shall have the right to sublicense and distribute (as provided in Section 2.1 above) such Product Upgrades to its existing customers for the OEM Products, subject to the payment of Product Upgrade Fees as provided in Section 3.4 above.


4. NO FURTHER MODIFICATIONS: Other than as provided above in this Amendment, all other provisions of the Agreement shall remain unchanged.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and effective as of the day and year first above written.


By:    /s/  Eric F. Brown                          By:    /s/  Richard J. Heaps

Name:  Eric F. Brown                               Name:  Eric F. Brown

Title: Vice President                              Title: Vice President

Date:  6/15/94                                     Date:  6/15/94

                              AMENDMENT NUMBER TWO
                                     TO THE
                         OEM SOFTWARE LICENSE AGREEMENT
                                    BETWEEN
                          GUPTA CORPORATION ("GUPTA")
                                      AND
                                 DELTEK ("OEM")


         This Amendment Number Two ("Amendment Number Two") to the OEM Software License Agreement effective March 1, 1993 ("Agreement"), as amended June 15, 1994, ("Amendment Number One") is between Gupta Corporation ("GUPTA"), and Deltek ("OEM").

         WHEREAS GUPTA and OEM have agreed on terms, conditions and payments whereby certain modifications are to be made to the Agreement.

         NOW, THEREFORE, GUPTA and OEM agree by way of this Amendment Number Two, ("Amendment Two"), as follows:

1.       CONFLICTS, USE OF TERMS:   In the event of conflict between the terms
and conditions of the Agreement, Amendment Number One and this Amendment Number Two, the terms and conditions of this Amendment Number Two will hold. Where applicable, the defined terms in the Agreement and shall have the same meaning in this Amendment Number Two.

2. MODIFICATION OF ITEM 4 ("TERMINATION DATE") OF THE SIGNATURE PAGES OF THE AGREEMENT. Upon execution of this Amendment Two, Item 4 of the Signature Pages of the Agreement is modified by replacing the date "March 31, 1996 " by "August 31, 1997."

3. MODIFICATION OF ITEM 5 ("PROGRAMS") OF THE SIGNATURE PAGES OF THE AGREEMENT. Effective September 1, 1994, Item 5 SP of the Agreement is modified by the addition of the following Programs.

         SQLBASE SINGLE-TASKING ENGINE FOR WINDOWS
         SQLBASE MULTI-TASKING ENGINE FOR WINDOWS
         SQLCONSOLE
         REPORT WINDOWS

(a)      For purposes of calculating the License Fees due to GUPTA by OEM under
Item 7 of the Signature Pages of the Agreement, the Programs listed in Item 5 of the Signature Pages of the Agreement have been classified as follows:

(i) The SQLBase Programs for Sun UNIX, DOS, NetWare and OS/2 (all user levels) are collectively referred to as "SQLBASE SERVER PROGRAMS"

(ii) The SQLBase Single-Tasking and Multi-Tasking Engine for Windows Programs are collectively referred to as "SQLBASE ENGINE PROGRAMS."

(ii) The SQLRouter/Oracle, AS/400, Informix, Sybase, and Ingres Programs are collectively referred to as "SQLROUTER PROGRAMS."

4.       PAYMENT TO GUPTA:   Upon execution of this Amendment Two and in
consideration of GUPTA's agreement to Sections 2 and 3 of this Amendment Two, OEM irrevocably agrees that the sum of [*] is immediately due and payable to GUPTA and shall be paid to GUPTA net thirty (30) days from GUPTA's invoice date. This sum shall serve as an additional noncontingent, nonrefundable advance (over and above the initial payment of [*] specified in Item 6(a) of the Signature Pages of the Agreement) against License Fees that may become due to GUPTA under
Section 3.2 of the Agreement.

5. REPLACEMENT OF ITEM 7 ("LICENSE FEES/DISCOUNT") OF THE SIGNATURE PAGES OF THE AGREEMENT. Effective September 1, 1994, Item 7 of the Signature Pages of the Agreement is deleted and replaced with the following:

(a) For each Copy of a Program distributed, sublicensed and/or shipped to a customer by OEM under the terms of this Agreement, OEM agrees to pay GUPTA the following License Fees:

(i) The License Fee for a single Copy of any of the SQLBase Server Programs shall be [*]:

         (aa)   [*] or,

         (bb) [*] for each PC workstation (i) on which such Copy of the relevant SQLBase Server Program or component thereof is distributed, sublicensed and/or shipped by OEM and/or (ii) any PC workstation that is concurrently running the OEM Product and/or accessing such Copy of the SQLBase Server Program, subject to the terms of this Agreement;

(ii)     The License Fee for Copies of the SQLBase Engine Programs shall be [*];

(iii) The License Fee for Copies of the SQL Console Program shall be the United States and Canada List Price [*];

(iv)     The License Fees for Copies of the Report Windows Program shall be [*];

(v) For purposes of this Agreement only, the SQLRouter Programs are licensed to OEM to be sublicensed to customers on a "per server" basis, i.e., each License for the SQLRouter Programs shall permit OEM or its sublicensees to make an unlimited number of copies of the relevant SQLRouter Program provided that such copies are used to connect to a single copy of the relevant database
server (i.e., running on a single computer) only.   The License Fee for the
SQLRouter Programs shall


               [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION] be [*].

(vi) For Copies of the Standard Products (as provided in Section 2.1(ii) of this Agreement), the Territory List Price [*].

(vii) In the event that GUPTA is in default of its shipment obligations for OEM's orders for such Standard Products as provided in Item 7(vi) above under the rights granted to OEM under Section 2.1(ii) of this Agreement, for a period in excess of thirty (30) days, then OEM shall have a limited right to manufacture the Standard Products for the sole purpose of distribution as provided under Section 2.1(ii) of this Agreement. OEM shall report to GUPTA within ten (10) days of manufacture any copies it makes of the Standard Products under this provision and the applicable License Fees for such Standard Products shall be credited against OEM's outstanding prepayment balance with
GUPTA.   OEM shall specify on its purchase order for the Standard Products the country or territory to which such Standard Product is to be used by OEM.

OEM's right to manufacture copies of such Standard Products hereunder shall terminate at the earlier of: (aa) the termination or expiration of this Agreement; (bb) when GUPTA has demonstrated that it is able to meet its shipment obligations hereunder at which time OEM shall notify GUPTA in writing that such has occurred, or (ccc) when the applicable prepayments are exhausted.

(viii) To the extent that OEM's orders for the Standard Products are not covered by a prepayment, or in the event that OEM wishes to acquire future versions of such Standard Products (if and when such future versions become commercially available from GUPTA), terms of payment for such orders shall be net thirty (30) days from GUPTA's invoice date, subject to available credit from GUPTA.

(ix) OEM's end-users shall be eligible to acquire support services for the Standard Products under GUPTA's then current prices, terms and according to GUPTA's Product Support Policy in effect at the time for the applicable country or territory.

6. REPLACEMENT OF ITEM 8 ("OEM SUPPORT FEE") OF THE SIGNATURE PAGES OF THE AGREEMENT. Effective September 1, 1994, Item 8 of the Signature Pages of the Agreement is deleted and replaced with the following:

         In consideration for the support services and maintenance provided by GUPTA as specified in Section 4 of the Agreement, and for STAR Support Services to be provided under GUPTA's STAR Support program (or the equivalent GUPTA premium support program which may then be in effect), OEM agrees to pay GUPTA follows:

         Commencing September 30, 1994 and on the last day of each subsequent calendar quarter thereafter during the term of this Agreement, OEM agrees to pay GUPTA a quarterly support fee in advance equal to the sum of (a) [*] of the cumulative License Fees for Standard Products shipped by GUPTA to OEM and for the cumulative License Fees for the Programs sublicensed by OEM (or distributed by OEM under Section 2.1
         GTC) as of the end of that


[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
         previous calendar quarter, reduced by those License Fees paid by OEM for customers of the OEM Product who are not receiving maintenance support for the OEM Product from OEM plus (b) [*] of GUPTA's then current fee for STAR Support Services.

         In consideration for the above payment GUPTA will provide to OEM, the Support and Maintenance services for the Programs and Standard Products as specified in Section 4 GTC, plus updates and upgrades to the Programs and Standard Products. Such upgrades will cover future like-for-like releases (identical product, user capacity and operating system) of the Programs and Standard Products that may become available from GUPTA during the term of this Agreement.

         Such STAR Support Services shall be provided by GUPTA consistent with GUPTA's then-current published service features of the STAR Support program which may be changed from time-to-time by GUPTA. A copy of the features of the STAR Support program current as of the date of this Agreement shall be provided to OEM upon OEM's request.

NOTE:    of the date of execution of this Amendment Number 2 GUPTA's annual fee for STAR Support Services is [*].

7. MODIFICATION OF ITEM 9 ("PRODUCT UPGRADES") OF THE SIGNATURE PAGES OF THE AGREEMENT. Effective September 1, 1994, Item 9 of the Signature Pages of the Agreement is deleted and replace with the following:

(a) The fees paid by OEM to GUPTA under Item 8 SP above shall cover any Product Upgrade Fees due to GUPTA for Product Upgrades for Programs and Standard Products on a like-for-like basis.

8.       SECTION 1.8, ("STANDARD PRODUCTS") OF THE AGREEMENT IS DELETED IN ITS
ENTIRETY AND REPLACED WITH THE FOLLOWING:   Effective September 1, 1994,
Section 1.8 of the Agreement is deleted and replaced with the following

         1.8       "Standard Products"

         Shall mean GUPTA's commercially available GUPTA proprietary PC software program(s) in packaged form listed below:

                            Quest, Version 3.x
                            SQLWindows Network Edition, Version 5.x
                            SQLWindows Corporate Edition, Version 5.x
                            SQLConsole Version 1.x
                            Quest Reporter, Version 3.x

9. ADDITION OF ITEM 11(d) OF THE SIGNATURE PAGES OF THE AGREEMENT. Upon the effective date


[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of this Amendment Number Two, Item 11(d) is added as follows:

         (d)       SQLBase Documentation

         (i) OEM shall be eligible to acquire up to twenty (20) Copies of the SQLBase documentation sets for OEM's internal use or distribution at the then current United States and Canada List Price for such documentation [*].

         (ii) Terms of payment for any order for the SQLBase documentation shall be net thirty (30) days from receipt of GUPTA's invoice.
         Advance payments paid to GUPTA under Item 6(a) of the Signature Pages above shall not be applicable against such purchases. OEM shall specify on its purchase order for the SQLBase documentation the country or territory to which such documentation is to be used by OEM.

10. ADDITION OF SECTION 2.1(iii) TO THE AGREEMENT: The following is added as Section 2.1(iii) of the Agreement:

         (iii) A personal, fully paid-up license to use, copy and distribute the User Documentation for the Programs including all applicable upgrades and updates to such documentation, provided that the provision of such documentation is consistent with the limitations on use of the Programs as provided in Sections 2.1 hereunder. OEM may also acquire such User Documentation pursuant to this Agreement from GUPTA at GUPTA's then-current price.

11.      ROYALTY REPORT:   Upon the effective date of this Amendment Number
Two, OEM agrees to provide to GUPTA an interim Report for the period commencing July 1, 1994 through August 31, 1994.

12.      TIME IS OF THE ESSENCE:   This Amendment Number Two is null and void
unless executed no later than August 31, 1994.

13.      NO ADDITIONAL MODIFICATIONS:   Except as provided above, the terms and
conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and effective as August 31, 1994.

OEM:                                   GUPTA CORPORATION

By:    /s/  Alan R. Stewart            By:    /s/  Richard J. Heaps
Name:  Alan R. Stewart                 Name:  Alan R. Stewart
Title: Chief Financial Officer         Title: Vice President
Date:  August 31, 1994                 Date:  August 31, 1994


[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                             AMENDMENT NUMBER THREE
                                     TO THE
                         OEM SOFTWARE LICENSE AGREEMENT
                                    BETWEEN
                    CENTURA SOFTWARE CORPORATION ("CENTURA")
                                      AND
                                 DELTEK ("OEM")


         WHEREAS CENTURA and OEM have entered into an OEM Software License Agreement with an Effective Date of March 1, 1993 ("Agreement") and as amended June 15, 1994 ("Amendment Number One"), and as amended August 31, 1994 ("Amendment Number Two") is between Centura Software Corporation, ("CENTURA") and Deltek, ("OEM").

         WHEREAS CENTURA and OEM have agreed to amend the terms and conditions of the Agreement with respect to an additional prepayment, additional Standard Products and License Fees via this Amendment Number Three ("Amendment');

         NOW, THEREFORE, CENTURA and OEM agree as follows:

1.       CONFLICTS, USE OF TERMS:   In the event of conflict between the terms
and conditions of the Agreement, as previously amended, and this Amendment, the terms and conditions of this Amendment shall take precedence. Where applicable, the defined terms in the Agreement shall have the same meaning in this Amendment.

2. CHANGE OF NAME: OEM hereby acknowledges that Gupta Corporation is in the process of changing its name to and is now operating under the name of Centura Software Corporation. At all times the term "CENTURA" or "Gupta" as found in the Agreement and as modified by this Amendment shall be taken to refer to Centura Software Corporation.

3. PAYMENT: Upon execution of this Amendment, and in consideration for CENTURA's agreement to Sections 4, 5, 6, 7 and 8 below, OEM irrevocably agrees to pay CENTURA the nonrefundable, noncontingent payment of [*] [over and above the previous advances paid to CENTURA under the Agreement]. Such sum to serve as a noncontingent, nonrefundable advance against License Fees and OEM Support Fees that may become due to CENTURA under the Agreement. This sum shall be immediately due and payable to CENTURA and shall be paid by OEM in three (3) installments as follows:

         (i)       [*] on or before [*] and;
         (ii)      [*] on or before [*] and;
         (iii)     [*] on or before [*]

4. MODIFICATION OF SECTION 1.8, ("STANDARD PRODUCTS") OF THE AGREEMENT. Effective July 1,

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION]

1996, Section 1.8 of the Agreement shall be modified to add the following Standard Products:

                   Centura Team Developer
                   Centura Ranger

5. MODIFICATION OF ITEM 4 ("TERMINATION DATE") OF THE SIGNATURE PAGES OF THE AGREEMENT: Upon the execution of this Amendment, Item 4 of the Signature Pages of the Agreement shall be modified by deleting "August 31, 1997" and replacing with "December 31, 1999."

6. REPLACEMENT OF ITEM 7(vi) OF THE SIGNATURE PAGES OF THE AGREEMENT. Effective July 1, 1996, Item 7(vi) of the of the Signature Pages of the Agreement is deleted and replaced with the following:

         (vi) Excluding the SQLWindows Standard Products, for orders of copies of the Standard Products, OEM shall pay to CENTURA the Territory List Price less a discount of [*] and for copies of the SQLWindows Standard Products, OEM shall pay to CENTURA the Territory List Price less a discount of [*]

7. REPLACEMENT OF ITEM 8, ("OEM SUPPORT FEE") OF THE SIGNATURE PAGES OF THE AGREEMENT. Effective June 30, 1996, Item 8 of the of the Signature Pages of the Agreement is deleted and replaced with the following:

         In consideration for the support services and maintenance provided by CENTURA as specified in Section 4 of the Agreement, and for Gold Support Services to be provided under CENTURA's Gold Support program (or the equivalent CENTURA premium support program which may then be in effect), OEM agrees to pay CENTURA follows:

         Commencing June 30, 1996 and on the last day of each subsequent calendar quarter thereafter during the term of this Agreement, OEM agrees to pay CENTURA a quarterly support fee in advance equal to the sum of (a) [*] of the cumulative License Fees for Standard Products shipped by CENTURA to OEM and for the cumulative License Fees for the Programs sublicensed by OEM (or distributed by OEM under Section 2.1
         GTC) as of the end of that previous calendar quarter, reduced by those License Fees paid by OEM for customers of the OEM Product who are not receiving maintenance support for the OEM Product from OEM plus (b) [*] of CENTURA's then current fee for Gold Support Services.

         Such Gold Support Services shall be provided by CENTURA consistent with CENTURA's then-current published service features of the Gold Support program which may be changed from time-to-time by CENTURA.

8. REPLACEMENT OF ITEM 9 ("PRODUCT UPGRADE FEES") OF THE SIGNATURE PAGES OF THE AGREEMENT. Effective June 30, 1996, Item 9 of the Signature Pages of the Agreement is deleted and replace with the following:





                                       2
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION]

         9. PRODUCT UPGRADE FEES: For each Copy of a Product Upgrade of the Programs and/or Standard Products (as specified in Section 4.4 of the Agreement) sublicensed, distributed and/or shipped by OEM to its existing customers for the OEM Product as provided under Item 7 above, OEM shall pay to CENTURA a Product Upgrade Fee equal to CENTURA's generally published Territory List Price for the Product Upgrade of such Program or Standard Product less a discount equal to OEM's applicable Discount for the underlying Program or Standard Product. Provided, however, that OEM's Product Upgrade Fee on any given calendar year shall be [*] of the cumulative License Fees for Programs sublicensed, distributed and/or shipped by OEM and Standard Products acquired by OEM as of the end of that calendar year.

9. SQLWINDOWS 5 TO CENTURA MIGRATION: CENTURA agrees that the migration fee of [*] for the migration of OEM's existing SQLWindows Corporate Edition Standard Product licenses to Centura Team Developer licenses shall be available to OEM through September 30, 1996.

10. NO OTHER MODIFICATION: Other than as provided in this Amendment above, the terms and conditions of the Agreement, as previously amended, remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed
and effective as of:   June 19, 1996.


OEM:                                                   CENTURA SOFTWARE CORPORATION:


By: /s/  Alan R. Stewart                               By:  /s/ Richard J. Heaps

Name:    Alan R. Stewart                               Name:  Richard J. Heaps

Title:   Chief Financial Officer Counsel               Title:  Sr. Vice President & General

Date:    June 19, 1996                                 Date:  June 19, 1996


               [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION]


                                       3